UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2009

THERON RESOURCE GROUP
(Exact name of registrant as specified in its charter)

Wyoming	333-146518	26-0665325
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1594 Gulf Road, Number 34,
Point Roberts, Washington 98281
Telephone: (888) 755-9766 Facsimile: (877) 755-9766
e-mail: theronventures@gmail.com
(Address and telephone number of principal executive office)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" commencing on page 2 of this current report, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

As used in this current report and unless otherwise indicated, the terms "we", "us" and "our" refer to Theron Resource Group, a Wyoming corporation. Unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to our common shares.

Item 2.02 – Results of Operations and Financial Condition

S-1 RESCISSION OFFERING CLOSED

On Thursday, May 14, 2009, the Company’s S-1 rescission offering registration statement closed but formal closing was not effected until Tuesday, May 19, 2009 to allow three business days for acceptances that may have been delayed in the mails. No shareholder accepted Theron’s rescission offering to buy back the shares that they had acquired through our October 5, 2007, SB-2 registration statement. The 1,000,000 shares of our common stock subject to the rescission offer are held by 44 persons and the 900,000 shares sold by our selling shareholders under the SB-2 are held by 3 persons. The shares were originally sold prior to Theron obtaining an effective date for its registration statement. Effective with the closing, all 1,900,000 which were subject to the rescission offering are now registered and fully tradeable under the Securities Act.

As of the date of this report Theron has 7,900,000 shares of common stock issued and outstanding of which 6,000,000 are held by an affiliate and are subject to Rule 144 resale restrictions.

PHASE I EXPLORATION PROGRAM COMMENCES

We have been informed by Bryan Livgard, the owner of our optioned mineral property that the phase I exploration program on the George property commenced on April 30, 2009 under the supervision of Egil Livgard, P. Eng., the author of the initial geological and engineering report on the project. Our portion of the phase I geological exploration program on the property cost $20,000 (paid) which is a reflection of local costs for the specified type of work. Phase I will require up to three weeks for the base work and an additional two to three months for analysis, evaluation of the work completed and the preparation of a report. Costs for phase I are made up of wages, fees, geological and geochemical supplies, assaying, equipment, diamond drilling and costs of operation. We will assess the results of this program upon receipt of an appropriate engineering or geological report.

RISK FACTORS

Risks Associated with our Rescission Offering

1.	We may continue to have potential liability even after the rescission offer is concluded.

For those persons who may not have returned a properly completed election form before the expiration date of our rescission offer such inaction on their part may not extinguish any rights they may have under the rescission offer as their right of rescission may survive the expiration of the rescission offer. Further, section 14 of the Securities Act does not permit a waiver of a right to sue. Under federal law a person’s right of rescission created under the Securities Act may survive the rescission offer. Generally, the federal statute of limitations for non-compliance with the requirement to register securities under the Securities Act is one year from the date of the violation upon which the action to enforce liability is based.

Risks Associated with Our Business Model

1.

We have no known mineral reserves and we may not find any gold or if we find gold it may not be in economic quantities. If we fail to find any gold or if we are unable to find gold in economic quantities, we will have to cease operations.

We have no known mineral reserves. Even if we find gold it may not be of sufficient quantity so as to warrant recovery. Additionally, even if we find gold in sufficient quantity to warrant recovery it ultimately may not be recoverable. Finally, even if any gold is recoverable, we do not know that this can be done at a profit. Failure to locate gold deposits in economically recoverable quantities will cause us to cease operations.

2.	We require substantial funds merely to determine if mineral reserves exist on our optioned property.

Any potential development and production of our exploration properties depends upon the results of exploration programs and/or feasibility studies and the recommendations of duly qualified engineers and geologists. Such programs require substantial additional funds. Any decision to further expand our plans on these exploration properties will involve the consideration and evaluation of several significant factors including, but not limited to:

  Costs of bringing the property into production including exploration work, preparation of production feasibility studies, and construction of production facilities;

  Availability and costs of financing;

  Ongoing costs of production;

  Market prices for the products to be produced;

  Environmental compliance regulations and restraints; and

  Political climate and/or governmental regulation and control.

3.	Good title to the George property is registered in the name of another person. Failure of Theron to obtain good title to the property will result in Theron having to cease operations.

Title to the property we intend to explore is not held in our name but rather that of Byron Livgard. In the event Livgard were to grant another person a deed of ownership which was subsequently registered prior to our deed, the third party would obtain good title and we would have nothing. Similarly, if it were to grant an option to another party, that party would be able to enter the property, carry out certain work commitments and earn right and title to the property and we would have little recourse as we would be harmed, will not own any property and would have to cease operations. The option agreement does not specifically reference these risks or the recourse provided. Although we would have recourse against Livgard in the situations described, there is a question as to whether that recourse would have specific value.

Item 9.01 Financial Statements and Exhibits

Nil

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Title	Date

President, Chief Executive Officer (Principal Executive
/s/ “Jerry R.	Officer), Secretary, Treasurer (Principal Financial Officer)	May 19, 2009
Satchwell”	and a member of the Board of Directors